UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2005

Checkers Drive-In Restaurants, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number: 0-19649

Delaware	58-1654960
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4300 West Cypress Street
Suite 600
Tampa, FL	33607
(Address of principal executive offices)	(Zip code)

(813) 283-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events

On May 24, 2005 the Registrant issued a news release entitled “New Checkers® Franchisee Signs on to Develop Southwestern Georgia - 10-Unit Area Development Agreement to Further Penetrate Atlanta-Area Market “, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Form 8-K:

(c) Exhibit No.	Description

99.1	Press Release, dated May 24, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Registrant)

Date: May 25, 2005	By:	/s/ KEITH E. SIROIS

Chief Executive Officer and President